EXHIBIT 99.1

3D Systems Announces Sale of Cimatron and GibbsCAM Businesses

Reinforces company’s focus as leading additive manufacturing solutions provider

ROCK HILL, S.C., Nov. 03, 2020 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) today announced it has signed an agreement to sell Cimatron Ltd. and its related subsidiaries, which operate the Cimatron® integrated CAD/CAM software and GibbsCAM® CNC programming software businesses, to Battery Ventures, a global, technology-focused investment firm for a purchase price of $65 million, subject to certain closing adjustments. Cimatron and GibbsCAM will join a Battery-backed manufacturing portfolio that includes SigmaTEK Systems, a CAD/CAM software provider for the metal fabrication industry. This action is part of the company’s announced reorganization and restructuring plan, designed to focus the company on its strategic purpose as the leaders in enabling additive manufacturing solutions for applications in growing markets that demand high-reliability products.

“Over the last several months, we’ve made significant progress in aligning our business to our core strengths to achieve growth,” said Dr. Jeffrey Graves, president and chief executive officer, 3D Systems. “With this announcement, we continue to demonstrate our commitment to focus on additive manufacturing, creating value through solutions designed to address our customers’ unique application needs.”

Completion of the transaction is expected to occur during the fourth quarter of 2020.

Given the anticipated completion of the sale of the Cimatron and GibbsCAM businesses and the receipt of the proceeds from the sale, 3D Systems does not expect to issue shares of its common stock under its previously announced at-the-market equity offering program during the fourth quarter of 2020. Following the completion of the sale of the Cimatron and GibbsCAM businesses, the company plans to evaluate the continued need for the at-the-market equity offering program and may ultimately elect to terminate such program.

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as "believes," "belief," "expects," "may," "will," "estimates," "intends," "anticipates" or "plans" or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business, including the company’s ability to complete the proposed sale of the Cimatron and GibbsCAM businesses in a timely manner (or at all), the ability to achieve the cost savings and operational improvements anticipated, and the decisions regarding additional equity sales under the at-the-market equity offering program. The company’s beliefs, assumptions, and current expectations are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements" and "Risk Factors" in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

About 3D Systems
More than 30 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading Additive Manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction - empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software, materials, and services, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in Healthcare and Industrial markets such as Medical and Dental, Aerospace & Defense, Automotive, and Durable Goods. More information on the company is available at www.3dsystems.com.

About Battery Ventures
Battery partners with exceptional founders and management teams developing category-defining businesses in markets including software and services, enterprise infrastructure, online marketplaces, healthcare IT and industrial technology. Founded in 1983, the firm backs companies at all stages, ranging from seed and early to growth and buyout, and invests globally from offices in Boston, San Francisco, Menlo Park, Israel, London and New York. Follow the firm on Twitter @BatteryVentures, visit our website at www.battery.com and find a full list of Battery's portfolio companies here.

Investor Contact:	investor.relations@3dsystems.com
Media Contact:	press@3dsystems.com